UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 23, 2006

Loudeye Corp.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-29583	91-1908833
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1130 Rainier Avenue South, Seattle, Washington		98144
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(206) 832-4000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 3.03 Material Modifications to Rights of Security Holders.

On May 22, 2006, Loudeye Corp. effected a one-for-ten reverse split of its capital stock, or the Reverse Stock Split, upon the filing of amended and restated articles of incorporation as described in Item 5.03 below. Pursuant to the Reverse Stock Split, each holder of ten shares of Loudeye common stock immediately prior to the effectiveness of the Reverse Stock Split became the holder of one share of Loudeye common stock, and the number of authorized shares of Loudeye common stock was proportionally reduced, in both cases without any change in the par value of such shares. No fractional shares were issued in connection with the Reverse Stock Split. Stockholders who are entitled to fractional shares will receive cash in lieu of receiving fractional shares.

As of the opening of The Nasdaq Capital Market on May 23, 2006, Loudeye's Common Stock began trading on a split-adjusted basis under the trading symbol "LOUDD" for a period of 20 trading days.

A copy of Loudeye's press release dated May 23, 2006, announcing the Reverse Stock Split is attached as Exhibit 99.1 to this current report and is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 22, 2006, Loudeye filed a certificate of amendment of the amended and restated certificate of incorporation of Loudeye Corp. with the Secretary of State of the State of Delaware to (a) effect the Reverse Stock Split, and (b) establish the authorized shares of Common Stock at 25,000,000 shares and the authorized shares of Preferred Stock at 5,000,000 shares. The certificate of amendment of the amended and restated certificate of incorporation of Loudeye Corp. became effective upon filing. A copy of the certificate of amendment of the amended and restated certificate of incorporation of Loudeye Corp. is attached to this current report as Exhibit 3.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

3.1 Certificate of Amendment of the Amended and Restated Certificate of Incorporation of Loudeye Corp. filed with the Secretary of State of the State of Delaware on May 22, 2006.

99.1 Press release dated May 23, 2006 regarding reverse stock split.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Loudeye Corp.

May 23, 2006	By:	Eric S. Carnell

Name: Eric S. Carnell
Title: Vice President, General Counsel & Secretary

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Exhibit Index

Exhibit No.	Description

3.1	Certificate of Amendment of the Amended and Restated Certificate of Incorporation of Loudeye Corp. filed with the Secretary of State of the State of Delaware on May 22, 2006.
99.1	Press release dated May 23, 2006 regarding reverse stock split.